EXHIBIT 10.3


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                                  AMERICAN BANK
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              OFFICERS AND INDEPENDENT DIRECTORS STOCK OPTION PLAN
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     1. Purpose. The purpose of this Officers and Independent Directors Stock
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Option Plan (the "Plan") is to advance the development, growth and financial condition of American Bank (the "Bank") and each subsidiary thereof as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code"), by providing incentives through participation in the appreciation of capital stock of the Bank so as to secure, retain and motivate personnel who may be responsible for the operation and management of the affairs of the Bank and any such subsidiary now or hereafter existing, as well as members of the Banks Board of Directors who are not officers or employees of the Bank or any subsidiary thereof (the "Independent Directors").

     2. Term. The Plan shall become effective as of the date it is adopted by
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the Bank's Board of Directors (the "Board") and approved by the shareholders of the Bank. Any and all options awarded under the Plan before it is approved by the Banks shareholders shall be conditioned upon, and may not be exercised before, receipt of shareholder approval, and shall lapse upon failure to receive such approval. Upon approval of the Plan it shall continue in effect until all options and rights awarded under the Plan ("Awards") either have lapsed or been exercised, satisfied or cancelled according to their terms under the Plan.

     3. Stock. The shares of stock that may be issued under the Plan shall not
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exceed 6.50% of the Bank's common stock (the "Common Stock") outstanding. Such shares of Common Stock may be either authorized and unissued shares of Common Stock, or authorized shares of Common Stock issued by the Bank and subsequently reacquired by it as treasury stock, or shares purchased in open market transactions. Under no circumstances shall any fractional shares of Common Stock be issued or granted under the Plan or any Award. Except as may be otherwise provided in the Plan, any Common Stock subject to an Award that for any reason lapses or terminates prior to its exercise as to such Common Stock shall become and again be available under the Plan. The Bank shall reserve and keep available, and shall duly apply for any requisite governmental authority to issue or grant the number of shares of Common Stock needed to satisfy the requirements of the Plan while in effect. The Bank's failure to obtain any such governmental authority deemed necessary by the Bank's legal counsel for the lawful issuance and grant of Common Stock under the Plan shall relieve the Bank of any duty, or liability for the failure to issue or grant such Common Stock as to which such authority has not been obtained.

     4. Administration. The Plan shall be administered by a committee consisting
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of two or more non-employee members of the Board of Directors, all of whom are
"disinterested directors" as such term is defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, as promulgated by the Securities and Exchange Commission (the "Stock Option Committee"). The Stock Option Committee is authorized, subject to the provisions of the Plan, to establish rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it considers as necessary or advisable. All determinations and interpretations made by the Stock


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Option Committee shall be binding and conclusive on all persons receiving Awards under the Plan and on their legal representatives and beneficiaries. The Stock Option Committee shall be responsible for the management and operation of the Plan and, subject to its provisions, shall have full, absolute and final power and authority, exercisable in its sole discretion to: interpret and construe the provisions of the Plan; adopt, revise and rescind rules and regulations relating to the Plan and its administration, and decide all questions of fact arising in the application thereof; to determine what, to whom, when and under what facts and circumstances Awards shall be made, and the form, number, terms, conditions and duration thereof, including but not limited to when exercisable, the number of shares of Common Stock subject thereto, and stock option purchase prices; to adopt, revise and rescind procedural rules for the transaction of the Stock Option Committee's business, subject to any directives from the Board not inconsistent with the provisions or intent of the Plan or applicable provisions of law; and to make all other determinations and decisions, take all actions and do all things necessary or appropriate in and for the administration of the Plan. The Stock Option Committee's determinations, decisions and actions under the Plan, including but not limited to those described above, need not be uniform or consistent, but may be different and selectively made and applied, even in similar circumstances and among similarly situated persons. Unless contrary to the provisions of the Plan, all decisions, determinations and actions made or taken by the Stock Option Committee shall be final and binding upon the Bank and all interested persons, and their heirs, personal and legal representatives, successors, assigns and beneficiaries. No member of the Stock Option Committee or of the Board of Directors shall be liable for any decision, determination or action made or taken in good faith by such person under or with respect to the Plan or its administration.

     5. Eligibility. Persons eligible to receive Awards shall be those key
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officers and non-employee directors of the Bank and such subsidiary as determined by the Stock Option Committee. A person's eligibility to receive Awards shall not confer upon him or her any right to receive any Awards; rather, the Stock Option Committee shall have the sole authority, exercisable in its sole discretion consistent with the provisions of the Plan, to select to whom, when and under what facts and circumstances Awards shall be made. Except as otherwise provided, a person's eligibility to receive, or actual receipt of Awards, under the Plan shall not limit or affect his or her benefits under or eligibility to participate in any other incentive or benefit plan or program of the Bank or its affiliates.

     6. Awards. Awards under the Plan shall be made in the form of
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"Non-Qualified Options" to purchase Common Stock that are not intended to qualify under Sections 421-424 of the Code. More than one Award may be granted to an eligible person (a "Recipient"), and the grant of any Award shall not prohibit the grant of any other Award, either to the Recipient or otherwise, or impose any obligation upon the Recipient to exercise the Award. All Awards and the terms and conditions thereof shall be set forth in a written agreement, in the form attached hereto as Exhibit "A", as approved by the Stock Option Committee from time to time, and shall be subject to the provisions of the Plan whether or not contained in such agreement. Multiple Awards to a Recipient may be set forth in a single written agreement or in multiple agreements, as determined by the Stock Option Committee. Every Award made to a Recipient shall be exercisable during his or her lifetime only by the Recipient, and shall not be salable, transferable or assignable by the Recipient except by his or her will or pursuant to applicable laws of descent and distribution. In addition to other applicable provisions of the Plan, all Non-Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:


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          (a) The term during which any Non-Qualified Option may be exercised shall be determined by the Stock Option Committee, but in no event shall a Non-Qualified Option be exercisable in whole or in part more than ten (10) years after the date such Option is granted, nor prior to six (6) months from the date of grant.

          (b) The Stock Option Committee shall determine the date on which each Non-Qualified Option shall become exercisable and may provide that a Non-Qualified Option shall become exercisable in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes exercisable.

          (c) The Stock Option Committee may, in its sole discretion, accelerate the time at which any Non-Qualified Option may be exercised in whole or in part as set forth in paragraph 12 herein.

          (d) If a Recipient of a Non-Qualified Option, before its lapse or full exercise, ceases to be eligible under the Plan, the Stock Option Committee may permit the Recipient thereafter to exercise such Option during its remaining term, to the extent that the Option was then and remains exercisable, for such time period and under such terms and conditions as may be prescribed by the Stock Option Committee.

          (e) The purchase price of a share of Common Stock subject to any Non-Qualified Option shall be determined by the Stock Option Committee; however, the purchase price shall not be less than the Common Stock's fair market value at the time such Option is awarded, as determined under paragraph 15 hereof.

          (f) The Stock Option Committee, in its sole discretion, may provide that the Non-Qualified Option may be exercised only if certain conditions, as determined by the Stock Option Committee, are first satisfied.

     7. Exercise. Except as otherwise provided in the Plan, Awards may be
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exercised in whole or in part by giving written notice thereof to the Secretary of the Bank, or his or her designee, identifying the Award being exercised, the number of shares of Common Stock with respect thereto, and other information pertinent to exercise of the Award. The purchase price of the shares of Common Stock with respect to which an Award is exercised shall be paid with the written notice of exercise either in cash or in Common Stock, including Common Stock issuable hereunder, at its then current fair market value, or any combination of cash or Common Stock. Funds received by the Bank from the exercise of any Award shall be used for its general corporate purposes. The number of shares of Common Stock subject to an Award shall be reduced by the number of shares of Common Stock with respect to which the Recipient has exercised rights under the related Stock Option Agreement.


     8. Termination of Employment. If the Recipient's employment by the Bank or
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a subsidiary is terminated by either the Recipient, the Bank or a subsidiary, for any reason other than death, disability or willful misconduct, all rights pursuant to any Awards which then are exercisable shall terminate within ninety
(90) business days following the date of termination and any Awards which are not then exercisable shall expire as of the date of termination.


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     9. Exercise Upon Death of Recipient. If the Recipient dies during his or
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her employment, and prior to the expiration date fixed for an Award, such Award may be exercised, to the extent of the number of shares with respect to which the Recipient could have exercised it on the date of his or her death, by the Recipient's estate, personal representatives or beneficiary who acquired the right to exercise such Award by bequest or inheritance or by reason of death of the Recipient, at any time prior to the earlier of (a) three (3) months following the date of the Recipient's death, or (b) the expiration date specified in the Award.

     10. Exercise Upon Disability of Recipient. If the Recipient shall become
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disabled (within the meaning of Section 105(d)(4) of the Code) during his or her employment, and prior to the expiration date fixed for any Award, his or her employment is terminated as a consequence of such disability, such Award may be exercised, to the extent of the number of shares with respect to which the Recipient could have exercised it on the date of such termination by the Recipient at any time prior to the earlier of (a) three (3) months following the date of the Recipient's termination of employment, or (b) the expiration date specified in the Award.

     11. Forfeiture. Notwithstanding anything to the contrary in this Plan, if
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the Stock Option Committee finds after full consideration of the facts presented on behalf of the Bank and the involved Recipient, that he or she has been engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of his or her employment by the Bank or any subsidiary that has damaged it, that the Recipient has disclosed trade secrets of the Bank or its affiliates, or upon receipt of the Bank of a recommendation of any governmental body or entity having jurisdiction over the Bank requiring or suggesting termination or removal of Recipient as an officer or employee or director of the Bank, or upon receipt of the Bank of a written directive or order of any governmental body or entity having jurisdiction over the Bank requiring termination or removal of Recipient as an officer or employee or director of the Bank, then the Recipient shall forfeit all rights under and to all unexercised Awards, and all exercised Awards under which the Bank has not yet delivered payment or certificates for shares of Common Stock (as the case may be), all of which Awards and rights shall be automatically cancelled. The decision of the Stock Option Committee as to the cause of the Recipient's discharge from employment with the Bank or any subsidiary and the damage thereby suffered shall be final for purposes of the Plan, but shall not affect the finality of the Recipient's discharge by the Bank or subsidiary for any other purposes.

     12. Acceleration of Awards Pursuant to a Change of Control and other
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Special Circumstances. The Stock Option Committee may permit an acceleration of
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previously established exercise terms of any Awards. The Stock Option Committee may permit acceleration by way of example but not limitation:

          (a) if the Bank or its shareholders execute an agreement to dispose of all or substantially all of the Bank's assets or capital stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Bank's shareholders as of immediately before such transaction will not own at least fifty percent (50%) of the total combined voting power of all classes of voting capital stock


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     of the surviving entity (be it the Bank or otherwise) immediately after the consummation of such transaction, thereupon any and all Awards immediately shall become and remain exercisable with respect to the total number of shares of Common Stock still subject thereto for the remainder of their respective terms unless the transaction is not consummated and the agreement expires or is terminated, in which case thereafter all Awards shall be treated as if said agreement never had been executed;

          (b) if there is an actual, attempted or threatened change in the ownership of at least twenty-five percent (25%) of all classes of voting capital stock of the Bank, as determined by the Stock Option Committee in its sole discretion, through the acquisition of, or an offer to acquire such percentage of the Bank's voting capital stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board, thereupon any and all Awards immediately shall become and remain exercisable with respect to the total number of shares of Common Stock still subject thereto for the remainder of their respective terms; or

          (c) if during any period of two (2) consecutive years, the individuals who at the beginning of such period constituted the Board, cease for any reason to constitute at least a majority of the Board, unless the election of each director of the Board, who was not a director of the Board at the beginning of such period, was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such period, thereupon any and all Awards immediately shall become and remain exercisable with respect to the total amount of shares of Common Stock still subject thereto for the remainder of their respective terms.

     If an event described in (a), (b) or (c) occurs, the Stock Option Committee shall immediately notify the Recipient in writing of the occurrence of such event and his or her rights under this paragraph 12.

     13. Taxes. The issuance of shares of Common Stock under the Plan shall be
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subject to any applicable taxes or other laws or regulations of the United
States of America and any state or local authority having jurisdiction thereover.

     14. Withholding. Whenever the Bank is about to issue or transfer Common
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Stock pursuant to any Award, the Bank may require the Recipient to remit to the
Bank an amount sufficient to satisfy fully any federal, state and other jurisdictions' income and other tax withholding requirements prior to the delivery of any certificates for such shares of Common Stock. Whenever payments are to be made in cash to any Recipient pursuant to his or her exercise of any Award, such payments shall be made net after deduction of all amounts sufficient to satisfy fully any federal, state and other jurisdications' income and other tax withholding requirements.

     15. Value. Where used in the Plan, the "fair market value" of Common Stock
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or options or rights with respect thereto, including Awards, shall mean and be determined by:

          (a) in the event that the Common Stock is listed on an established exchange, the closing price of the Common Stock or the relevant date or, if no trade occurred on that day, on the next preceding day on which a trade occurred;


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          (b) in the event that the Common Stock is not listed on an established exchange, but is then quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the average of the closing bid and asked quotations of the Common Stock for the five (5) trading days immediately preceding the relevant date; or

          (c) in the event that the Common Stock is not then listed on an established exchange or quoted on NASDAQ, the average of the closing bid and asked quotations of the Common Stock for the five (5) trading days immediately preceding the relevant date as reported by such brokerage firms which are then making a market in the Common Stock.

     In the event that the Common Stock is not listed on an established exchange and no closing bid and asked quotations are available, fair market value shall be determined in good faith by the Stock Option Committee, in its sole discretion. In the case of (b) or (c) above, in the event that no closing bid or asked quotation is available on one or more of such trading days, fair market value shall be determined by reference to the five (5) trading days immediately preceding the relevant date on which closing bid and asked quotations are available.

     16. Amendment. To the extent permitted by applicable law, the Board may
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amend, suspend, or terminate the Plan at any time; provided, however, that notwithstanding anything to the contrary herein, no amendment may be adopted to increase the number of securities that may be issued under the Plan, except as specified in paragraph 21 hereof, materially increase the benefits accruing to Recipients or materially modify the requirements for eligibility to participate in the Plan, without the approval of the shareholders of the Bank, to the extent that shareholder approval is required under Section 16 of the Securities Exchange Act of 1934, as amended, and the regulations thereunder, as from time to time in effect. The amendment or termination of this Plan shall not, without the consent of the Recipients, alter or impair any rights or obligations under any Award previously granted hereunder.

     From time to time, the Stock Option Committee may rescind, revise and add to any of such terms, conditions and provisions as may be necessary or appropriate to have any Awards remain in compliance with all applicable laws, rules and regulations, and may delete, omit or waive any such terms, conditions or provisions that are no longer required by reason of changes in applicable laws, rules or regulations.

     17. Continued Relationship. Nothing in the Plan or any Award shall confer
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upon any Recipient or other persons any right to continue in the employment of, or maintain any particular relationship with the Bank or its affiliates, or limit or affect any rights, powers or privileges that the Bank or its affiliates may have to supervise, discipline and terminate such Recipient or other person, and the employment and other relationships thereof. However, the Stock Option Committee may require as a condition of making and/or exercising any Award that its Recipient agree to, and in fact provide services, either as an employee or in another capacity, to or for the Bank or any subsidiary for such time period following the date the Award is made and/or exercised as the Stock Option Committee may prescribe.


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     18. General Restrictions. Each Award shall be subject to the requirements
         ---------------------
and provisions that if at any time the Stock Option Committee determines it necessary or desirable as a condition of or in consideration of making such Award, or the purchase or issuance or Common Stock thereunder,

          (a) the listing, registration or qualification of the Common Stock subject to the Award, or the Award itself, upon any securities exchange or under any federal or state securities or other laws,

          (b) the approval of any governmental authority, or

          (c) an agreement by the Recipient with respect to disposition of any Common Stock (including without limitation that at the time of the Recipient's exercise of the Award, any Common Stock thereby acquired is being and will be acquired solely for investment purposes and without any intention to sell or otherwise distribute such Common Stock), then such Award shall not be consummated in whole or in part unless such listing, registration, qualification, approval or agreement shall have been appropriately effected or obtained to the satisfaction of the Stock Option Committee and legal counsel for the Bank.

     Notwithstanding anything to the contrary herein, a director shall not sell, transfer or otherwise dispose of any shares of Common Stock acquired pursuant to a Stock Option unless at least six (6) months have elapsed from the date the Stock Option was granted and, in any event, the transfer or disposition is made in accordance with Section 16 of the Securities Exchange Act of 1934, as amended, and as the same may be amended from time to time.

     19. Rights. Except as otherwise provided in the Plan, the Recipient of any
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Award shall have no rights as a holder of the Common Stock subject thereto unless and until one or more certificates for the shares of such Common Stock are issued and delivered to the Recipient. No adjustments shall be made for dividends, either ordinary or extraordinary, or any other distributions with respect to Common Stock, whether made in cash, securities or other property, or any rights with respect thereto, for which the record date is prior to the date that any certificates for Common Stock subject to an Award are issued to the Recipient pursuant to his or her exercise thereof. No Award, or the grant thereof, shall limit or affect the right or power of the Bank or its affiliates to adjust, reclassify, recapitalize, reorganize or otherwise change its or their capital or business structure, or to merge, consolidate, dissolve, liquidate or sell any or all of its or their business, property or assets.

     20. Transferability. Except as otherwise provided by the Board, Awards
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granted under the Plan are not transferable except as designated by the
Recipient by will and the laws of descent and distribution.

     21. Adjustments. In the event of any change in the number of issued and
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outstanding shares of Common Stock which results from a stock split, reverse stock split, payment of a stock dividend or any other change in the capital structure of the Bank, the Stock Option Committee shall proportionately adjust the maximum number of shares subject to each



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outstanding Award, and (where appropriate) the purchase price per share thereof
(but not the total purchase price under the Award), so that upon exercise or realization of such Award, the Recipient shall receive the same number of shares he or she would have received had he or she been the holder of all shares subject to his or her outstanding Award and immediately before the effective date of such change in the number of issued and outstanding shares of Common Stock. Such adjustments shall not, however, result in the issuance of fractional shares. Any adjustments under this paragraph 21 shall be made by the Stock Option Committee, subject to approval by the Board. Notice of any adjustment shall be given by the Bank to each holder of an Award that is so adjusted.

     In the event the Bank is a party to any merger, consolidation or other reorganization, any and all outstanding Awards shall apply and relate to the securities to which a holder of Common Stock is entitled after such merger, consolidation or other reorganization. Upon any liquidation or dissolution of the Bank, any and all outstanding Awards shall terminate upon consummation of such liquidation or dissolution, but prior to such consummation shall be exercisable to the extent that the same otherwise are exercisable under the Plan. In the event that the Bank reorganizes its structure to form a bank holding company under all applicable laws and regulations, any and all outstanding Awards shall apply and relate to the securities of the holding company.

     22. Indemnification. In and with respect to the administration of the Plan,
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the Bank shall indemnify each present and future member of the Stock Option
Committee and/or of the Board, who shall be entitled without further action on his or her part to indemnity from the Bank for all damages, losses, judgments, settlement amounts, punitive damages, excise taxes, fines, penalties, costs and expenses (including without limitation attorneys' fees and disbursements) incurred by such member in connection with any threatened, pending or completed action, suit or other proceedings of any nature, whether civil, administrative, investigative or criminal, whether formal or informal, and whether by or in the right or name of the Bank, any class of its security holders, or otherwise, in which such member may be or have been involved, as a party or otherwise, by reason of his or her being or having been a member of the Stock Option Committee and/or of the Board, whether or not he or she continues to be such a member. The provisions, protection and benefits of this paragraph shall apply and exist to the fullest extent permitted to applicable law to and for the benefit of all present and future members of the Stock Option Committee and/or of the Board, and their respective heirs, personal and legal representatives, successors and assigns, in addition to all other rights that they may have as a matter of law, by contract, or otherwise, except

          (a) as may not be allowed by applicable law,

          (b) to the extent there is entitlement to insurance proceeds under insurance coverage provided by the Bank on account of the same matter or proceeding for which indemnification hereunder is claimed, or

          (c) to the extent there is entitlement to indemnification from the Bank, other than under this paragraph, on account of the same matter or proceeding for which indemnification hereunder is claimed.


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     23. Miscellaneous. Any reference contained in this Plan to a particular
         -------------
section or provision of law, rule or regulation, including but not limited to the Internal Revenue Code of 1986 and the Securities Exchange Act of 1934, both as amended, shall include any subsequently enacted or promulgated section or provision of law, rule or regulation, as the case may be, of similar import. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor rule that may be promulgated by the Securities and Exchange Commission, and to the extent any provision of this Plan or action by the Stock Option Committee fails to so comply, it shall be deemed null and void, to the extent permitted by applicable law and deemed advisable by the Stock Option Committee. Where used in this Plan, the plural shall include the singular, and unless the context otherwise clearly requires, the singular shall include the plural; and, the term "affiliates" shall mean each and every subsidiary and any parent of the Bank. The captions of the numbered paragraphs contained in this Plan are for convenience only, and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan.

August 18, 1999
As revised September 19, 2000 in regards to clarification of 125,000 options vs. 6.5%.

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